SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                  July 31, 2003

                           Newmont Mining Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                           --------------------------
                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
                           --------------------------
                            (Commission File Number)

                                   84-1611629
                           --------------------------
                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
                   -------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
                           --------------------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) None.

(b) None.

(c) Exhibits

      Exhibit No.                   Description

      Exhibit No. 99.1              Press Release dated July 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition."

On July 31, 2003, Newmont Mining Corporation, a Delaware corporation, issued a press release announcing its results for the second quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  By: /s/ Britt D. Banks
                                     -------------------------------------
                                  Name:  Britt D. Banks
                                  Title: Vice President, General Counsel
                                           and Secretary

Dated:  July 31, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits

99.1                       Press Release dated July 31, 2003